UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  July 25, 2000


                                 USX Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                  15219-4776
---------------------------------------           ----------
(Address of principal executive offices)          (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events

On July 25, 2000, USX Corporation announced that the Board of Directors declared a dividend of 25 cents per share on USX-U. S. Steel Group Common Stock. The dividend is payable September 9, 2000, to stockholders of record at the close of business August 16, 2000. The directors also declared a dividend of $0.8125 per share on USX Corporation's 6.50% Cumulative Convertible Preferred Stock. This dividend is payable September 29, 2000 to stockholders of record at the close of business August 31, 2000. A copy of the press release announcing the transaction is attached.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

       99.1.   USX Press Release




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Larry G. Schultz
     -----------------------
     Larry G. Schultz
     Vice President - Accounting



Dated:  July 25, 2000